EXHIBIT 10.2
EXECUTION VERSION
NINTH AMENDMENT TO MASTER REPURCHASE AND SECURITIES CONTRACT AGREEMENT
THIS NINTH AMENDMENT TO MASTER REPURCHASE AND SECURITIES CONTRACT AGREEMENT (this “Amendment”), dated as of July 14, 2021, is entered into by and between MORGAN STANLEY BANK, N.A., a national banking association, as buyer (together with its successors and assigns “Buyer”), GP COMMERCIAL MS LLC (f/k/a TH Commercial MS II, LLC), a Delaware limited liability company, as seller (“Seller”) and GRANITE POINT MORTGAGE TRUST INC., a Maryland corporation (“Guarantor”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Master Repurchase Agreement (as defined below).
WITNESSETH:
WHEREAS, Seller and Buyer are parties to that certain Master Repurchase and Securities Contract Agreement, dated as of February 18, 2016, as amended by that certain First Amendment to Master Repurchase and Securities Contract Agreement, dated as of June 30, 2016, as further amended by that certain Second Amendment to Master Repurchase and Securities Contract Agreement, dated as of February 21, 2017, as further amended by that certain Third Amendment to Master Repurchase and Securities Contract Agreement, dated as of June 28, 2017, as further amended by that certain Fourth Amendment to Master Repurchase and Securities Contract Agreement, dated as of October 27, 2017, as further amended by that certain Fifth Amendment to Master Repurchase and Securities Contract Agreement, dated as of May 9, 2018, and as further amended by that certain Sixth Amendment to Master Repurchase and Securities Contract Agreement, dated as of August 21, 2019, as further amended by that certain Seventh Amendment to Master Repurchase and Securities Contract Agreement and Second Amendment to Guaranty, dated as of September 25, 2020, as further amended by that certain Eighth Amendment to Master Repurchase and Securities Contract Agreement, dated as of June 25, 2021 (as the same has been or may be further amended, modified and/or restated from time to time, the “Master Repurchase Agreement”);
WHEREAS, Guarantor entered into that certain Guaranty, dated as of June 28, 2017 (as the same has been or may be further amended, modified and/or restated from time to time, the “Guaranty”);
WHEREAS, Guarantor, Seller and Buyer have agreed, subject to the terms and conditions hereof, that the Master Repurchase Agreement shall be amended as set forth in this Amendment.
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Amendment to Master Repurchase Agreement. Buyer, Seller and Guarantor hereby acknowledge and agree that in the event that any Purchased Asset shall require any modifications to the terms or provisions in the Guaranty, such modifications shall be permitted to be made in the related Confirmation and shall be executed by Buyer, Seller and Guarantor. The Master Repurchase Agreement is hereby amended as follows:
(a)Exhibit I of the Master Repurchase Agreement is hereby amended and restated in its entirety and replaced with the attached Exhibit A.
2.Conditions Precedent to Amendment. The effectiveness of this Amendment is subject to the following:
(a)This Amendment duly executed and delivered by Seller, Guarantor and Buyer; and

(b)Buyer shall have received such other documents as Buyer may reasonably request.
3.Representations and Warranties of Seller and Guarantor. On and as of the date hereof, after giving effect to this Amendment:
(a)each of Seller and Guarantor hereby represents and warrants to Buyer that no Default, Event of Default or Margin Deficit exists, and no Default, Event of Default or Margin Deficit will occur as a result of the execution, delivery and performance by such party of this Amendment;
(b)no amendments have been made to the organizational documents of Seller or Pledgor since February 18, 2016 other than the Certificate of Amendments each dated September 3, 2019;
(c)no amendments have been made to the organizational documents of Guarantor since June 28, 2017; and
(d)Seller hereby represents and warrants to Buyer that all representations and warranties of Seller contained in Section 10 of the Master Repurchase Agreement are true, correct, complete and accurate in all respects (except for any such representation or warranty that by its terms refers to a specific date, in which case such representation or warranty was true and correct in all material respects as of such other date); and
(e)Guarantor hereby represents and warrants to Buyer that all representations and warranties of Guarantor contained in the Guaranty are true and correct in all material respects (except for any such representation or warranty that by its terms refers to a specific date, in which case such representation or warranty was true and correct in all material respects as of such other date).
4.Continuing Effect; Reaffirmation of Master Repurchase Agreement and Guaranty.
(a)As amended by this Amendment, all terms, covenants and provisions of the Master Repurchase Agreement and the Guaranty are ratified and confirmed by the respective parties thereto and shall remain in full force and effect. In addition, any and all guaranties (as amended hereby) and indemnities for the benefit of Buyer, and agreements subordinating rights and liens to the rights and liens of Buyer, are hereby ratified and confirmed and shall not be released, diminished, impaired, reduced or adversely affected by this Amendment, and each party indemnifying Buyer, and each party subordinating any right or lien to the rights and liens of Buyer, hereby consents, acknowledges and agrees to the modifications set forth in this Amendment and waives any common law, equitable, statutory or other rights which such party might otherwise have as a result of or in connection with this Amendment.
(b)Seller, Guarantor and Buyer have entered into this Amendment solely to amend the terms of the Master Repurchase Agreement and do not intend this Amendment or the transactions contemplated hereby to be, and this Amendment and the transactions contemplated hereby shall not be construed to be, a novation of any of the obligations owing by Seller or Guarantor under or in connection with the Master Repurchase Agreement, the Guaranty or any other document executed in connection therewith to which Seller or Guarantor is a party.
(c)It is the intention of each of the parties hereto that (i) the perfection and priority of all security interests securing the payment of the obligations of Seller and Guarantor under the Master Repurchase Agreement and the other Transaction Documents are preserved, and (ii) the liens and security interests granted under the Master Repurchase Agreement continue in full force and effect.
5.Binding Effect; No Partnership. The provisions of the Master Repurchase Agreement, as amended hereby, shall be binding upon and inure to the benefit of the respective parties thereto and their respective successors and permitted assigns. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between any of the parties hereto.
6.Counterparts. This Amendment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. The words "executed," signed," "signature," and words of like import as used above and elsewhere in this Amendment or in any other certificate, agreement or document related to this transaction shall include, in addition to manually executed signatures, images of manually executed signatures transmitted by facsimile or other electronic transmission or electronic format (including, without limitation, "pdf", "tif" or "jpg") and other electronic signatures (including, without limitation, any electronic sound, symbol, or process, attached to or logically associated with a contract or other record and executed or adopted by a person with the intent to sign the record). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.
7.Further Agreements. Each of Seller and Guarantor agrees to execute and deliver such additional documents, instruments or agreements as may be reasonably requested by Buyer and as may be necessary or appropriate from time to time to effectuate the purposes of this Amendment.
8.Governing Law; Submission to Jurisdiction, Etc. The provisions of Section 18 of the Master Repurchase Agreement are hereby incorporated herein by reference and shall apply to this Amendment, mutatis mutandis, as if more fully set forth herein.
9.Headings. The headings of the sections and subsections of this Amendment are for convenience of reference only and shall not be considered a part hereof nor shall they be deemed to limit or otherwise affect any of the terms or provisions hereof.
10.References to Transaction Documents. All references to the Master Repurchase Agreement in any Transaction Document or in any other document executed or delivered in connection therewith shall, from and after the execution and delivery of this Amendment, be deemed a reference to the Master Repurchase Agreement, as amended hereby, unless the context expressly requires otherwise.
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IN WITNESS WHEREOF, the parties have executed this Amendment as of the day first written above.
BUYER:
MORGAN STANLEY BANK, N.A., a national banking association
By:     /s/ Anthony Preisano
    Name:    Anthony Preisano
    Title:    Executive Director

SELLER:
GP COMMERCIAL MS LLC,
a Delaware limited liability company
By:     /s/ Marcin Urbaszek
    Name:    Marcin Urbaszek
    Title:    Chief Financial Officer

The undersigned hereby acknowledges the execution of this Amendment and agrees that the Guaranty is hereby ratified and confirmed and shall not be released, diminished, impaired, reduced or modified by this Amendment. In addition, the undersigned reaffirms its obligations under the Guaranty and agrees that its obligations under the Guaranty shall remain in full force and effect.

GUARANTOR:
GRANITE POINT MORTGAGE TRUST INC., a Maryland corporation
By:     /s/ Marcin Urbaszek
    Name:    Marcin Urbaszek
    Title:    Chief Financial Officer